EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     I, Edward W. Martin, III, Chief Financial Officer and Treasurer of American Casino & Entertainment Properties LLC (the “Registrant”), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-Q for the period ended March 31, 2009 of the Registrant (the “Report”):
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ EDWARD W. MARTIN, III
Edward W. Martin, III
Chief Financial Officer and Treasurer of American Casino & Entertainment Properties LLC
Date: May 13, 2009